UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  12/31/2016

Item 1. Reports to Stockholders.

Annual Report	12/31/2016

Oppenheimer
Equity Fund

Annual Report 12/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Equity Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index

1-Year	4.98%	-1.06%	11.96%	12.05%

5-Year	11.75	10.43	14.66	14.69

10-Year	5.04	4.42	6.95	7.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2     OPPENHEIMER EQUITY FUND

Fund Update

At the February 24, 2017 shareholder meeting for Oppenheimer Equity Fund (the Fund), the proposal to reorganize the Fund with and into Oppenheimer Main Street Fund was approved by a majority of the Fund’s shareholders. The Fund is scheduled to merge on March 18, 2017. The Fund is now closed to new accounts, however, current shareholders may continue to purchase shares. Shareholders are not required to take any action.

Following the reorganization, you will receive a confirmation detailing the exchange of your Equity Fund shares into Main Street Fund, and all future communications will come from Oppenheimer Main Street Fund.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.98% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 12.05% during the same period. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the health care, consumer discretionary, financials and industrials sectors. The Fund outperformed the Index in the energy and utilities sectors, due primarily to stock selection.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3    OPPENHEIMER EQUITY FUND

MARKET OVERVIEW

2016 was a volatile year for global equity markets. The year was off to a strong start around commodity price recoveries, but growth concerns continued to weigh on equity markets. Global equity markets were surprised and experienced a short-term sell-off around the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”) in June. Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of the Brexit vote. U.S. investors instead focused their attention on two tug-of-wars: Federal Reserve (“Fed”) policy and anticipated interest rate moves and secondly, the U.S. Presidential election. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December 2016. Investors became optimistic that an incoming Trump administration would pursue a pro-growth economic agenda, specifically around corporate tax reform and deregulation. The primary beneficiary of the equity market’s year end optimism was the financials sector, led by bank stocks. Rising interest rates coupled with the prospect of lower corporate tax rates and a reduced regulatory burden could all benefit bank profitability, which drove valuation multiples higher for the group.

FUND REVIEW

Top contributors to the Fund’s performance this period included Bank of America, JPMorgan Chase and NVIDIA. Financials rallied after the Presidential election in

November 2016, as markets seemed to be anticipating faster economic growth, higher interest rates and inflation, and lower taxes. In this environment, banking companies such as Bank of America and JPMorgan Chase rallied. NVIDIA is a visual computing company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers. The company soared after it reported a solid July 2016 quarter and issued a better than expected outlook. The company is seeing one of the most successful product launches ever with its Pascal-based chips that are targeting markets including gaming, automotive, datacenters, machine learning and artificial intelligence.

Detractors from performance included Allergan, Teva Pharmaceutical and Valeant Pharmaceuticals. Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/dermatology, women’s health and gastroenterology categories. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. However, the deal was severely hindered by new Treasury Department rules meant to block American companies from moving their corporate addresses overseas to avoid U.S. taxes. This led Pfizer and Allergan to walk away from the record $160 billion deal. Teva underperformed in 2016, but in

4    OPPENHEIMER EQUITY FUND

our view growth in the company’s generics business could provide a catalyst for better than expected earnings growth. Over the first half of the reporting period, Valeant said it was under investigation by the U.S. Securities and Exchange Commission in a

Laton Spahr, CFA Portfolio Manager

previously undisclosed probe, in addition to its delayed financial results. The Fund’s new portfolio management team believes Valeant’s management will divest non-core assets and utilize its free cash flow to pay down debt.

Paul Larson Portfolio Manager

5    OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.0%
Microsoft Corp.	3.6
Alphabet, Inc., Cl. C	2.9
Bank of America Corp.	2.8
JPMorgan Chase & Co.	2.7
Comcast Corp., Cl. A	2.3
Facebook, Inc., Cl. A	2.1
American International Group, Inc.	1.8
Amazon.com, Inc.	1.8
Broadcom Ltd.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	6.9%
Commercial Banks	6.3
Software	5.7
Internet Software & Services	5.4
Technology Hardware, Storage & Peripherals	4.4
Health Care Equipment & Supplies	4.3
Insurance	3.9
Capital Markets	3.5
Semiconductors & Semiconductor Equipment	3.5
Machinery	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of common stocks.

6    OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	4.98%	11.75%	5.04%
Class B (OEQBX)	5/3/93	4.12	10.81	4.44
Class C (OEQCX)	8/29/95	4.13	10.82	4.13
Class R (OEQNX)	3/1/01	4.61	11.37	4.65
Class Y (OEQYX)	6/1/94	5.20	11.97	5.23

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	-1.06%	10.43%	4.42%
Class B (OEQBX)	5/3/93	-0.87	10.55	4.44
Class C (OEQCX)	8/29/95	3.13	10.82	4.13
Class R (OEQNX)	3/1/01	4.61	11.37	4.65
Class Y (OEQYX)	6/1/94	5.20	11.97	5.23

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class R or Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7    OPPENHEIMER EQUITY FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9    OPPENHEIMER EQUITY FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2016	December 31, 2016	December 31, 2016
Class A	$1,000.00	$1,078.20	$5.24
Class B	1,000.00	1,074.10	9.48
Class C	1,000.00	1,074.10	9.37
Class R	1,000.00	1,076.80	6.81
Class Y	1,000.00	1,079.60	4.19

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.11	5.09
Class B	1,000.00	1,016.04	9.21
Class C	1,000.00	1,016.14	9.11
Class R	1,000.00	1,018.60	6.62
Class Y	1,000.00	1,021.11	4.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.81
Class C	1.79
Class R	1.30
Class Y	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS December 31, 2016

	Shares	Value

Common Stocks—98.2%

Consumer Discretionary—11.0%

Auto Components—0.2%
Adient plc[1]	41,823	$2,450,828

Hotels, Restaurants & Leisure—1.3%
Carnival Corp.	95,820	4,988,389

Cedar Fair LP2	115,062	7,386,981

Starbucks Corp.	115,860	6,432,547

		18,807,917

Household Durables—1.6%
Newell Brands, Inc.	124,820	5,573,213

Whirlpool Corp.	96,270	17,498,998

		23,072,211

Internet & Direct Marketing Retail—2.8%
Amazon.com, Inc.[1]	34,173	25,625,307

Priceline Group, Inc. (The)[1]	10,150	14,880,509

		40,505,816

Media—3.2%
Comcast Corp., Cl. A	489,664	33,811,299

DISH Network Corp., Cl. A1	91,160	5,280,899

Walt Disney Co. (The)	77,100	8,035,362

		47,127,560

Specialty Retail—1.9%
AutoZone, Inc.[1]	12,780	10,093,516

Lowe’s Cos., Inc.	252,040	17,925,085

		28,018,601

Consumer Staples—6.7%

Beverages—2.3%
Coca-Cola Co. (The)	161,170	6,682,108

Constellation Brands, Inc., Cl. A	56,510	8,663,548

Dr Pepper Snapple Group, Inc.	94,460	8,564,688

Molson Coors Brewing Co., Cl. B	94,760	9,221,096

		33,131,440

Food & Staples Retailing—2.1%
Costco Wholesale Corp.	42,740	6,843,101

Kroger Co. (The)	114,860	3,963,819

Walgreens Boots Alliance, Inc.	171,820	14,219,823

	Shares	Value

Food & Staples Retailing (Continued)

Wal-Mart Stores, Inc.	84,530	$5,842,714

		30,869,457

Food Products—0.8%
Conagra Brands, Inc.	91,340	3,612,497

Kraft Heinz Co. (The)	89,190	7,788,071

		11,400,568

Household Products—1.5%
Procter & Gamble Co. (The)	157,050	13,204,764

Spectrum Brands Holdings, Inc.	73,290	8,965,565

		22,170,329

Energy—8.3%

Energy Equipment & Services—1.4%
Halliburton Co.	230,738	12,480,619

Schlumberger Ltd.	94,815	7,959,719

		20,440,338

Oil, Gas & Consumable Fuels—6.9%
Apache Corp.	151,184	9,595,648

Chevron Corp.	203,888	23,997,618

Concho Resources, Inc.[1]	60,321	7,998,565

ConocoPhillips	139,941	7,016,642

Enbridge, Inc.	217,648	9,167,334

EOG Resources, Inc.	26,232	2,652,055

Hess Corp.	149,240	9,296,160

Magellan Midstream Partners LP2	92,380	6,986,699

Newfield Exploration Co.[1]	84,331	3,415,405

Phillips 66	67,606	5,841,834

Pioneer Natural Resources Co.	16,911	3,045,164

Suncor Energy, Inc.	337,160	11,021,760

		100,034,884

Financials—16.6%

Capital Markets—3.5%
Ameriprise Financial, Inc.	33,480	3,714,271

Bank of New York Mellon Corp. (The)	170,790	8,092,030

BlackRock, Inc., Cl. A	9,600	3,653,184

11    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Capital Markets (Continued)

Charles Schwab Corp. (The)	210,720	$8,317,118

CME Group, Inc., Cl. A	69,690	8,038,742

Intercontinental Exchange, Inc.	139,570	7,874,540

Nasdaq, Inc.	169,550	11,380,196

		51,070,081

Commercial Banks—6.3%
Bank of America Corp.	1,851,900	40,926,990

Citigroup, Inc.	41,340	2,456,836

JPMorgan Chase & Co.	460,000	39,693,400

KeyCorp	432,740	7,906,160

		90,983,386

Consumer Finance—1.2%
Ally Financial, Inc.	395,740	7,526,975

Synchrony Financial	287,990	10,445,397

		17,972,372

Insurance—3.9%
American International Group, Inc.	400,800	26,176,248

Aon plc	62,680	6,990,700

MetLife, Inc.	334,750	18,039,678

XL Group Ltd.	140,420	5,232,049

		56,438,675

Real Estate Investment Trusts (REITs)—1.7%
Crown Castle International Corp.	122,170	10,600,691

Digital Realty Trust, Inc.	38,200	3,753,532

HCP, Inc.	253,330	7,528,968

Mid-America Apartment Communities, Inc.	36,870	3,610,310

		25,493,501

Health Care—13.7%

Biotechnology—2.7%
Amgen, Inc.	99,940	14,612,228

Biogen, Inc.[1]	39,210	11,119,172

Celgene Corp.[1]	90,076	10,426,297

Gilead Sciences, Inc.	44,440	3,182,348

		39,340,045

	Shares	Value

Health Care Equipment & Supplies—4.3%
Baxter International, Inc.	190,920	$8,465,393

CR Bard, Inc.	31,700	7,121,722

Danaher Corp.	252,074	19,621,440

Intuitive Surgical, Inc.[1]	9,060	5,745,580

Medtronic plc	104,770	7,462,767

Stryker Corp.	31,480	3,771,619

Zimmer Biomet Holdings, Inc.	103,020	10,631,664

		62,820,185

Health Care Providers & Services—3.0%
Cardinal Health, Inc.	92,280	6,641,391

Humana, Inc.	43,330	8,840,620

Laboratory Corp. of America Holdings[1]	71,590	9,190,724

UnitedHealth Group, Inc.	119,417	19,111,497

		43,784,232

Health Care Technology—0.3%
Cerner Corp.[1]	90,510	4,287,459

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.	29,580	4,173,738

Pharmaceuticals—3.1%
Allergan plc[1]	65,620	13,780,856

Merck & Co., Inc.	81,360	4,789,663

Pfizer, Inc.	427,730	13,892,670

Teva Pharmaceutical Industries Ltd., Sponsored ADR	320,103	11,603,734

Valeant Pharmaceuticals International, Inc.[1]	64,230	932,620

		44,999,543

Industrials—12.9%

Aerospace & Defense—0.9%
Lockheed Martin Corp.	50,531	12,629,718

Air Freight & Couriers—1.5%
FedEx Corp.	40,740	7,585,788

XPO Logistics, Inc.[1]	342,480	14,781,437

		22,367,225

Airlines—1.3%
Delta Air Lines, Inc.	255,550	12,570,505

12    OPPENHEIMER EQUITY FUND

	Shares	Value

Airlines (Continued)

Southwest Airlines Co.	132,260	$6,591,838

		19,162,343

Building Products—0.2%
Allegion plc	42,033	2,690,112

Commercial Services & Supplies—2.3%
Johnson Controls International plc	418,230	17,226,894

KAR Auction Services, Inc.	251,090	10,701,456

Waste Management, Inc.	65,230	4,625,459

		32,553,809

Electrical Equipment—1.4%
Acuity Brands, Inc.	15,420	3,559,861

Eaton Corp. plc	229,159	15,374,277

Rockwell Automation, Inc.	12,210	1,641,024

		20,575,162

Machinery—3.3%
Caterpillar, Inc.	62,900	5,833,346

Deere & Co.	95,260	9,815,590

Ingersoll-Rand plc	35,420	2,657,917

Parker-Hannifin Corp.	76,814	10,753,960

Pentair plc	124,400	6,975,108

Stanley Black & Decker, Inc.	30,210	3,464,785

Wabtec Corp.	108,090	8,973,632

		48,474,338

Professional Services—1.0%
Nielsen Holdings plc	351,220	14,733,679

Road & Rail—1.0%
Canadian National Railway Co.	82,190	5,539,606

Canadian Pacific Railway Ltd.	60,433	8,628,019

Kansas City Southern	8,410	713,589

		14,881,214

Information Technology—23.0%

Electronic Equipment, Instruments, & Components—0.7%
TE Connectivity Ltd.	144,710	10,025,509

	Shares	Value

Internet Software & Services—5.4%
Alphabet, Inc., Cl. A1	7,430	$5,887,904

Alphabet, Inc., Cl. C1	55,110	42,535,000

Facebook, Inc., Cl. A1	266,940	30,711,447

		79,134,351

IT Services—3.3%
First Data Corp., Cl. A1	379,640	5,387,092

Mastercard, Inc., Cl. A	203,760	21,038,220

PayPal Holdings, Inc.[1]	351,150	13,859,890

Visa, Inc., Cl. A	100,170	7,815,263

		48,100,465

Semiconductors & Semiconductor Equipment—3.5%
Broadcom Ltd.	144,062	25,465,840

Micron Technology, Inc.[1]	168,569	3,695,032

NXP Semiconductors NV1	55,860	5,474,839

Texas Instruments, Inc.	213,700	15,593,689

		50,229,400

Software—5.7%
Activision Blizzard, Inc.	306,150	11,055,077

Microsoft Corp.	837,280	52,028,579

Oracle Corp.	256,200	9,850,890

Synopsys, Inc.[1]	161,686	9,516,838

		82,451,384

Technology Hardware, Storage & Peripherals—4.4%
Apple, Inc.	502,150	58,159,013

Western Digital Corp.	95,160	6,466,122

		64,625,135

Materials—3.0%

Chemicals—1.3%
Albemarle Corp.	42,340	3,644,628

Eastman Chemical Co.	150,620	11,328,130

Sherwin-Williams Co. (The)	12,280	3,300,127

		18,272,885

13    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Construction Materials—0.1%
Vulcan Materials Co.	13,490	$1,688,273

Containers & Packaging—0.4%
WestRock Co.	100,600	5,107,462

Metals & Mining—1.2%
Goldcorp, Inc.	626,240	8,516,864

Nucor Corp.	161,780	9,629,146

		18,146,010

Telecommunication Services—0.9%

Wireless Telecommunication Services—0.9%
T-Mobile US, Inc.[1]	214,320	12,325,543

Utilities—2.1%

Electric Utilities—1.5%
Edison International	304,178	21,897,774

	Shares	Value

Gas Utilities—0.6%
AmeriGas Partners LP2	182,000	$8,721,440

Total Common Stocks (Cost $1,192,761,661)		1,428,186,397

Investment Company—2.4%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[3,4] (Cost $34,260,037)	34,260,037	34,260,037

Total Investments, at Value (Cost $1,227,021,698)	100.6%	1,462,446,434

Net Other Assets (Liabilities)	(0.6)	(8,906,130)

Net Assets	100.0%	$1,453,540,304

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	6,964,088	380,765,055	353,469,106	34,260,037

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$ 34,260,037	$102,327

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

14    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,192,761,661)	$1,428,186,397
Affiliated companies (cost $34,260,037)	34,260,037

1,462,446,434
Receivables and other assets:
Investments sold	5,393,284
Dividends	1,530,559
Shares of beneficial interest sold	250,908
Other	129,024

Total assets	1,469,750,209

Liabilities
Bank overdraft	999,608
Payables and other liabilities:
Investments purchased	8,017,223
Shares of beneficial interest redeemed	6,739,141
Distribution and service plan fees	307,473
Trustees’ compensation	100,162
Shareholder communications	10,279
Other	36,019

Total liabilities	16,209,905

Net Assets	$1,453,540,304

Composition of Net Assets
Par value of shares of beneficial interest	$116,370
Additional paid-in capital	1,190,824,923
Accumulated net investment income	11,401,073
Accumulated net realized gain on investments and foreign currency transactions	15,773,202
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	235,424,736

Net Assets	$1,453,540,304

15    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,340,465,487 and
106,721,193 shares of beneficial interest outstanding)	$12.56
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.33
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,054,789 and 705,905 shares of beneficial interest outstanding)	$11.41
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,494,257 and 6,085,946 shares of beneficial interest outstanding)	$11.42
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,752,791 and 1,361,835 shares of beneficial interest outstanding)	$12.30
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $18,772,980 and 1,495,046 shares of beneficial interest outstanding)	$12.56

See accompanying Notes to Financial Statements.

16    OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $211,750)	$23,668,935
Affiliated companies	102,327

Interest	5,233

Total investment income	23,776,495

Expenses
Management fees	7,987,591

Distribution and service plan fees:
Class A	2,622,885
Class B	105,197
Class C	692,024
Class R	85,973

Transfer and shareholder servicing agent fees:
Class A	2,931,343
Class B	23,264
Class C	153,701
Class R	38,145
Class Y	38,088

Shareholder communications:
Class A	37,430
Class B	1,167
Class C	3,294
Class R	780
Class Y	355

Trustees’ compensation	54,601

Borrowing fees	26,346

Custodian fees and expenses	10,305

Other	226,859

Total expenses	15,039,348
Less waivers and reimbursements of expenses	(26,562)

Net expenses	15,012,786

Net Investment Income	8,763,709

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	82,824,111
Foreign currency transactions	(19,389)

Net realized gain	82,804,722

Net change in unrealized appreciation/depreciation on:
Investment transactions	(25,286,405)
Translation of assets and liabilities denominated in foreign currencies	14,894

Net change in unrealized appreciation/depreciation	(25,271,511)

Net Increase in Net Assets Resulting from Operations	$66,296,920

See accompanying Notes to Financial Statements.

17    OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$8,763,709	$9,625,048

Net realized gain	82,804,722	128,211,783

Net change in unrealized appreciation/depreciation	(25,271,511)	(141,476,797)

Net increase (decrease) in net assets resulting from operations	66,296,920	(3,639,966)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,560,043)	(8,911,182)
Class B	—	—
Class C	(5,656)	—
Class R	(74,687)	(55,948)
Class Y	(174,655)	(149,062)

	(9,815,041)	(9,116,192)

Distributions from net realized gain:
Class A	(50,998,467)	(123,354,896)
Class B	(338,785)	(1,391,783)
Class C	(2,877,624)	(7,210,912)
Class R	(671,613)	(1,555,576)
Class Y	(717,250)	(1,570,159)

	(55,603,739)	(135,083,326)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(79,327,541)	23,098,882
Class B	(6,500,820)	(7,111,601)
Class C	(6,463,070)	5,954,255
Class R	(1,248,854)	952,536
Class Y	(396,941)	(978,559)

	(93,937,226)	21,915,513

Net Assets
Total decrease	(93,059,086)	(125,923,971)

Beginning of period	1,546,599,390	1,672,523,361

End of period (including accumulated net investment income of $11,401,073 and $9,682,789, respectively)	$1,453,540,304	$1,546,599,390

See accompanying Notes to Financial Statements.

18    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$12.52	$13.83	$12.33	$9.56	$8.51
Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.08	0.08	0.10
Net realized and unrealized gain (loss)	0.54	(0.12)	1.50	2.77	1.06

Total from investment operations	0.62	(0.03)	1.58	2.85	1.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.08)	(0.08)	(0.11)
Distributions from net realized gain	(0.49)	(1.19)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.58)	(1.28)	(0.08)	(0.08)	(0.11)
Net asset value, end of period	$12.56	$12.52	$13.83	$12.33	$9.56

Total Return, at Net Asset Value[2]	4.98%	(0.29)%	12.81%	29.89%	13.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,340,465	$1,418,428	$1,530,051	$1,461,244	$1,237,635
Average net assets (in thousands)	$1,331,569	$1,501,074	$1,474,806	$1,349,126	$1,274,345
Ratios to average net assets:[3]
Net investment income	0.65%	0.64%	0.62%	0.75%	1.07%
Expenses excluding specific expenses listed below	0.99%	0.98%	0.98%	0.98%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.99%	0.98%	0.98%	0.98%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%[6]	0.98%[6]	0.98%[6]	0.98%[6]	0.97%[6]
Portfolio turnover rate	89%	57%	53%	114%	58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.99%
Year Ended December 31, 2015	0.98%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$11.43	$12.75	$11.39	$8.85	$7.86
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.02)	(0.01)	0.00[2]
Net realized and unrealized gain (loss)	0.49	(0.11)	1.38	2.55	0.99

Total from investment operations	0.47	(0.13)	1.36	2.54	0.99
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.49)	(1.19)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.49)	(1.19)	0.00	0.00	0.00
Net asset value, end of period	$11.41	$11.43	$12.75	$11.39	$8.85

Total Return, at Net Asset Value[3]	4.12%	(1.07)%	11.94%	28.70%	12.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,055	$14,729	$23,319	$30,275	$31,680
Average net assets (in thousands)	$10,545	$18,613	$26,064	$30,565	$34,957
Ratios to average net assets:[4]
Net investment income (loss)	(0.20)%	(0.19)%	(0.17)%	(0.13)%	0.04%
Expenses excluding specific expenses listed below	1.80%	1.79%	1.78%	1.87%	2.12%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.80%	1.79%	1.78%	1.87%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%[7]	1.79%[7]	1.78%[7]	1.85%	1.98%
Portfolio turnover rate	89%	57%	53%	114%	58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.80%
Year Ended December 31, 2015	1.79%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20    OPPENHEIMER EQUITY FUND

Class C	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$11.44	$12.76	$11.40	$8.86	$7.88
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.02)	(0.01)	0.01
Net realized and unrealized gain (loss)	0.49	(0.11)	1.38	2.56	0.98

Total from investment operations	0.47	(0.13)	1.36	2.55	0.99
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	0.00	0.00	(0.01)	(0.01)
Distributions from net realized gain	(0.49)	(1.19)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.49)	(1.19)	0.00	(0.01)	(0.01)
Net asset value, end of period	$11.42	$11.44	$12.76	$11.40	$8.86

Total Return, at Net Asset Value[3]	4.13%	(1.07)%	11.93%	28.73%	12.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,494	$76,276	$78,316	$69,267	$54,765
Average net assets (in thousands)	$69,804	$78,121	$71,830	$61,431	$56,330
Ratios to average net assets:[4]
Net investment income (loss)	(0.15)%	(0.16)%	(0.18)%	(0.08)%	0.13%
Expenses excluding specific expenses listed below	1.79%	1.78%	1.78%	1.81%	1.92%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.79%	1.78%	1.78%	1.81%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%[7]	1.78%[7]	1.78%[7]	1.81%[7]	1.92%[7]
Portfolio turnover rate	89%	57%	53%	114%	58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.79%
Year Ended December 31, 2015	1.78%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$12.28	$13.58	$12.11	$9.39	$8.34
Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.04	0.04	0.06
Net realized and unrealized gain (loss)	0.52	(0.12)	1.47	2.72	1.03

Total from investment operations	0.56	(0.07)	1.51	2.76	1.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.04)	(0.04)	(0.04)	(0.04)
Distributions from net realized gain	(0.49)	(1.19)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.54)	(1.23)	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$12.30	$12.28	$13.58	$12.11	$9.39

Total Return, at Net Asset Value[2]	4.61%	(0.53)%	12.49%	29.40%	13.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,753	$17,927	$18,661	$18,653	$19,380
Average net assets (in thousands)	$17,330	$18,870	$18,501	$19,954	$23,858
Ratios to average net assets:[3]
Net investment income	0.35%	0.34%	0.32%	0.42%	0.62%
Expenses excluding specific expenses listed below	1.29%	1.28%	1.28%	1.31%	1.40%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.29%	1.28%	1.28%	1.31%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%[6]	1.28%[6]	1.28%[6]	1.31%[6]	1.40%[6]
Portfolio turnover rate	89%	57%	53%	114%	58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	1.29%
Year Ended December 31, 2015	1.28%
Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22    OPPENHEIMER EQUITY FUND

Class Y	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$12.52	$13.83	$12.33	$9.56	$8.50
Income (loss) from investment operations:
Net investment income[1]	0.11	0.11	0.11	0.11	0.11
Net realized and unrealized gain (loss)	0.54	(0.12)	1.50	2.77	1.06

Total from investment operations	0.65	(0.01)	1.61	2.88	1.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.11)	(0.11)	(0.11)	(0.11)
Distributions from net realized gain	(0.49)	(1.19)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.61)	(1.30)	(0.11)	(0.11)	(0.11)
Net asset value, end of period	$12.56	$12.52	$13.83	$12.33	$9.56

Total Return, at Net Asset Value[2]	5.20%	(0.09)%	13.04%	30.16%	13.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,773	$19,239	$22,176	$18,662	$18,969
Average net assets (in thousands)	$17,288	$20,119	$19,634	$20,372	$29,733
Ratios to average net assets:[3]
Net investment income	0.86%	0.82%	0.81%	0.97%	1.19%
Expenses excluding specific expenses listed below	0.79%	0.78%	0.78%	0.75%	0.84%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.79%	0.78%	0.78%	0.75%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%[6]	0.78%[6]	0.78%[6]	0.75%[6]	0.84%[6]
Portfolio turnover rate	89%	57%	53%	114%	58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.78%
Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

24    OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

25    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$11,498,313	$23,844,100	$3,256,724	$230,613,484

26    OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

1. The Fund had $3,256,724 of straddle losses which were deferred.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]

$3,585,857	$2,769,616	$6,355,473

4. $3,585,857, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$9,815,041	$9,116,192
Long-term capital gain	55,603,739	135,083,326

Total	$65,418,780	$144,199,518

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,231,832,950

Gross unrealized appreciation	$253,646,885
Gross unrealized depreciation	(23,033,401)

Net unrealized appreciation	$230,613,484

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

27    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

28    OPPENHEIMER EQUITY FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in

29    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$159,982,933	$—	$—	$159,982,933
Consumer Staples	97,571,794	—	—	97,571,794
Energy	120,475,222	—	—	120,475,222
Financials	241,958,015	—	—	241,958,015
Health Care	199,405,202	—	—	199,405,202
Industrials	188,067,600	—	—	188,067,600
Information Technology	334,566,244	—	—	334,566,244
Materials	43,214,630	—	—	43,214,630
Telecommunication Services	12,325,543	—	—	12,325,543
Utilities	30,619,214	—	—	30,619,214
Investment Company	34,260,037	—	—	34,260,037

Total Assets	$1,462,446,434	$—	$—	$1,462,446,434

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

30    OPPENHEIMER EQUITY FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

31    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

32    OPPENHEIMER EQUITY FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	3,291,258	$40,166,887	4,390,143	$60,773,578
Dividends and/or distributions reinvested	4,593,344	57,922,065	10,080,754	126,513,416
Redeemed	(14,415,005)	(177,416,493)	(11,833,366)	(164,188,112)

Net increase (decrease)	(6,530,403)	$(79,327,541)	2,637,531	$23,098,882

Class B
Sold	23,848	$265,379	63,222	$804,379
Dividends and/or distributions reinvested	29,274	335,770	120,128	1,376,676
Redeemed	(635,613)	(7,101,969)	(723,508)	(9,292,656)

Net decrease	(582,491)	$(6,500,820)	(540,158)	$(7,111,601)

Class C
Sold	705,329	$7,834,964	1,120,782	$14,195,351
Dividends and/or distributions reinvested	243,623	2,794,354	604,018	6,928,094
Redeemed	(1,530,337)	(17,092,388)	(1,195,058)	(15,169,190)

Net increase (decrease)	(581,385)	$(6,463,070)	529,742	$5,954,255

Class R
Sold	264,968	$3,169,433	370,705	$5,004,318
Dividends and/or distributions reinvested	58,829	727,135	127,824	1,572,230
Redeemed	(421,910)	(5,145,422)	(412,314)	(5,624,012)

Net increase (decrease)	(98,113)	$(1,248,854)	86,215	$952,536

Class Y
Sold	667,205	$8,315,721	493,823	$6,784,776
Dividends and/or distributions reinvested	65,401	824,704	125,658	1,575,755
Redeemed	(773,908)	(9,537,366)	(686,538)	(9,339,090)

Net decrease	(41,302)	$(396,941)	(67,057)	$(978,559)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,274,276,749	$1,440,140,484

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

33    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5.0 billion	0.48

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

34    OPPENHEIMER EQUITY FUND

8. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

December 31, 2016	$196,248	$373	$8,364	$6,480	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred

35    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $26,562 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Agreement and Plan of Reorganization

The Board of Trustees of the Fund has determined that it is in the best interests of the Fund that the Fund reorganize with and into Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds (“Main Street Fund”) and that the interests of the Fund’s existing shareholders would not be diluted as a result of the reorganization. The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Main Street Fund (the “Reorganization”). If the Reorganization takes place, shareholders of the Fund will receive corresponding shares of Main Street Fund, in each case equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value and without a sales charge. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Following the Reorganization, the Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940. The Reorganization of the Fund is expected to take place on or about March 17, 2017.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not

36    OPPENHEIMER EQUITY FUND

11. Pending Litigation (Continued)

followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

37    OPPENHEIMER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 10 to the financial statements, the Board voted to approve the merger of Oppenheimer Equity Fund into Oppenheimer Main Street Fund effective on or about March 17, 2017.

KPMG LLP

Denver, Colorado

February 24, 2017

38    OPPENHEIMER EQUITY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $0.4935 per share were paid to Class A, Class B, Class C, Class R and Class Y shareholders, respectively, on December 7, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $22,908,964 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $45,735 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

40    OPPENHEIMER EQUITY FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail large growth funds. The Board noted that the Fund underperformed its performance category median for the one-, three-, five- and ten-year periods. The Board also considered the recent changes in portfolio management of the Fund, including the addition of a portfolio manager in March 2013 and the division of management responsibilities in the value and growth sleeves of the portfolio between the Fund’s two portfolio managers, which took effect in June 2013. The Board also noted that the Fund is a 50/50 blend of value and growth sleeves, but that due to the relative positioning of the sleeves and because the growth sleeve is more aggressive, the Fund is placed in the independent consultant’s growth category. The Board further noted that the growth category has significantly outperformed the value category, and as such, the Fund’s 50% value sleeve has been a significant drag on the Fund’s comparative performance versus its category over the last three years. The Board considered the Adviser’s assertion that the Fund’s returns have been improving in 2016, noting that the Fund outperformed its category, ranking in the 28th percentile, for the quarter ended June 30, 2016.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and its total expenses were lower than their respective peer group medians and category medians.

41    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

42    OPPENHEIMER EQUITY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43    OPPENHEIMER EQUITY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Equity Fund	12/7/16	15.0%	85.0%	0.0%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the

45    OPPENHEIMER EQUITY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Continued	OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr.

46    OPPENHEIMER EQUITY FUND

F. William Marshall, Jr., Continued	Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

47    OPPENHEIMER EQUITY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Spahr and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Paul Larson, Vice President (since 2016) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

48    OPPENHEIMER EQUITY FUND

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

49    OPPENHEIMER EQUITY FUND

OPPENHEIMER EQUITY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All Rights reserved.

50    OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
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If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51    OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0420.001.1216 February 24, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,900 in fiscal 2016 and $26,800 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $10,550 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $232,185 in fiscal 2016 and $467,159 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $645,284 in fiscal 2016 and $720,026 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $888,019 in fiscal 2016 and $1,187,185 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/17/2017